                    EXHIBIT 21.1: SUBSIDIARIES OF REGISTRANT.

                            REEBOK INTERNATIONAL LTD.


NAME                                                                   JURISDICTION OF
                                                                       INCORPORATION
                                                                       OR ORGANIZATION
-----------------------------------------------------------------------------------------
Avintco, Inc.                                                          Delaware
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Reebok Aviation, LLC                                                   Delaware
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RFC, Inc.                                                              Delaware
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The Rockport Company, LLC                                              Delaware
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The Reebok Worldwide Trading Company, LLC                              Delaware
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Ralph Lauren Footwear Co., Inc.                                        Massachusetts
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RBK Thailand, Inc.                                                     Massachusetts
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Reebok CHC, Inc.                                                       Massachusetts
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Reebok Foundation, Inc.                                                Massachusetts
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Reebok International Securities Corp.                                  Massachusetts
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Reebok Securities Holdings Corp.                                       Massachusetts
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RBK Thailand, Inc.                                                     Massachusetts
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Reebok Austria GmbH                                                    Austria
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Reebok Austria (Retail) GmbH                                           Austria
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Reebok Belgium SA                                                      Belgium
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Rockport do Brasil Ltda.                                               Brazil
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R.C. Investments Ltd.                                                  Canada
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Reebok Canada Inc.                                                     Canada
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

                                     21.1-1

NAME                                                                   JURISDICTION OF
                                                                       INCORPORATION
                                                                       OR ORGANIZATION
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Praszka Obuvincka s.r.o                                                Czech Republic
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Reebok France SA                                                       France
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Reebok France Retail SA                                                France
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CFC Distribution                                                       France
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American Sports and Leisure GmbH                                       Germany
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Reebok Deutschland GmbH                                                Germany
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Reebok (China) Services Limited                                        Hong Kong
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Reebok Far East Ltd.                                                   Hong Kong
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Reebok Trading (Far East) Ltd.                                         Hong Kong
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Reebok India Company                                                   India
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Reebok Technical Services Private Limited                              India
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Reebok Ireland Ltd.                                                    Ireland
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Reebok Italia Srl                                                      Italy
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Rockport International Trading Co. Italy Srl                           Italy
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Reebok Japan Inc.                                                      Japan
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Rockport Japan Inc.                                                    Japan
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Reebok Korea Ltd.                                                      Korea
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Reebok Korea Technical Services Co., Ltd.                              Korea
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Reebok (Mauritius) Company Limited                                     Mauritius
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Reebok Distribution B.V.                                               The Netherlands
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

                                     21.1-2

NAME                                                                   JURISDICTION OF
                                                                       INCORPORATION
                                                                       OR ORGANIZATION
-----------------------------------------------------------------------------------------
RBK Sport Europe B.V.                                                  The Netherlands
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Reebok International Finance B.V.                                      The Netherlands
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Reebok Europe B.V.                                                     The Netherlands
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Rockport (Europe) B.V.                                                 The Netherlands
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Reebok Nederland (Retail) BV                                           The Netherlands
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Reebok (Philippines) Services Co., Inc.                                Philippines
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Reebok Poland SA                                                       Poland
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Reebok Portugal                                                        Portugal
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Reebok Leisure SA                                                      Spain
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Reebok (South Africa) (Proprietary) Limited                            South Africa
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Reebok Scandinavia AB                                                  Sweden
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Reebok (Taiwan) Services Company                                       Taiwan
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J.W. Foster & Sons (Athletic Shoes) Limited                            United Kingdom
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RBK Holdings Plc                                                       United Kingdom
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Reebok Eastern Trading Limited                                         United Kingdom
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Reebok International Limited                                           United Kingdom
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Reebok Sports Limited                                                  United Kingdom
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Reebok Europe Holdings                                                 United Kingdom
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Reebok Pensions Management Limited                                     United Kingdom
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The Rockport Company, Ltd.                                             United Kingdom
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

                                     21.1-3